EXHIBIT 10.10

AMENDMENT NO. 1

TO

RESTATED EMPLOYMENT AGREEMENT

This Amendment No. 1 (“Amendment”) is made as of the 16th day of January, 2012, between TTM TECHNOLOGIES, INC., a Delaware corporation (the “Company”), and KENTON K. ALDER (the “Executive”).

Preliminary Statements:

A. The Executive serves as President and Chief Executive Officer of the Company.

B. The parties desire to amend that certain Restated Employment Agreement, dated as of March 22, 2010, between the Company and the Executive (the “Existing Agreement”).

Agreement:

NOW THEREFORE, in consideration of (i) the Executive’s employment and continued employment with the Company, (ii) the compensation paid to the Executive and the benefits provided to the Executive in connection with such employment, and (iii) the Executive’s use of the equipment, supplies, facilities and other resources of the Company and its Subsidiaries and Affiliates, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that the Existing Agreement is hereby amended as follows:

1. Amendment. The first sentence of Section 2(a) of the Existing Agreement is hereby amended and restated to read in its entirety as follows:

“The Company agrees to employ the Executive and the Executive accepts such employment for the period beginning on the date hereof and ending on the third anniversary of the date hereof.”

2. Miscellaneous Provisions.

(a) Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Amendment and shall not be considered in the interpretation of this Amendment.

(b) Benefit and Binding Effect. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, assigns and legal representatives.

(c) Governing Law. This Amendment and any controversy arising out of or relating to this Amendment shall be governed by and construed in accordance with the laws of the State of California.

(d) Counterparts; Facsimile. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may also be executed and delivered by facsimile signature.

(e) Effect of Amendment. Except as expressly amended by this Amendment, the Existing Agreement shall continue in full force and effect in accordance with the provisions thereof.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year above written.

TTM TECHNOLOGIES, INC.

By:	/s/ Robert E. Klatell
Robert E. Klatell, Chairman of the Board

/s/ Kenton K. Alder
KENTON K. ALDER

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